Exhibit 99.2

Year ended December 31, 2022

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Quarter ended, December 31, 2022

Production Volumes

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
Natural gas (Mcf/day)
Utica	702,041	805,141
SCOOP	232,722	172,203
Other	—	67
Total	934,763	977,411
Oil and condensate (Bbl/day)
Utica	612	890
SCOOP	4,347	3,496
Other	—	52
Total	4,959	4,438
NGL (Bbl/day)
Utica	2,937	2,288
SCOOP	11,584	8,518
Other	—	2
Total	14,520	10,808
Combined (Mcfe/day)
Utica	723,332	824,211
SCOOP	328,303	244,286
Other	2	391
Total	1,051,637	1,068,888

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area : Year ended, December 31, 2022

Production Volumes

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021
Natural gas (Mcf/day)
Utica	674,308	732,044	780,791
SCOOP	208,881	183,000	126,294
Other	5	50	63
Total	883,195	915,094	907,148
Oil and condensate (Bbl/day)
Utica	669	963	1,336
SCOOP	3,743	4,091	2,508
Other	1	67	35
Total	4,412	5,121	3,879
NGL (Bbl/day)
Utica	2,424	2,467	2,638
SCOOP	9,857	9,190	6,200
Other	1	1	3
Total	12,281	11,658	8,841
Combined (Mcfe/day)
Utica	692,864	752,623	804,633
SCOOP	290,477	262,686	178,545
Other	13	455	288
Total	983,354	1,015,764	983,466

Totals may not sum or recalculate due to rounding.

Production and Pricing : Quarter ended, December 31, 2022

The following table summarizes production and related pricing for the quarter ended December 31, 2022, as compared to such data for the quarter ended December 31, 2021:

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
Natural gas sales
Natural gas production volumes (MMcf)	85,998	89,922
Natural gas production volumes (MMcf) per day	935	977
Total sales	$468,554	$492,862
Average price without the impact of derivatives ($/Mcf)	$5.45	$5.48
Impact from settled derivatives ($/Mcf)	$(2.88)	$(2.35)
Average price, including settled derivatives ($/Mcf)	$2.57	$3.13

Oil and condensate sales
Oil and condensate production volumes (MBbl)	456	408
Oil and condensate production volumes (MBbl) per day	5	4
Total sales	$36,146	$30,481
Average price without the impact of derivatives ($/Bbl)	$79.27	$74.71
Impact from settled derivatives ($/Bbl)	$(16.89)	$(13.18)
Average price, including settled derivatives ($/Bbl)	$62.38	$61.53

NGL sales
NGL production volumes (MBbl)	1,336	994
NGL production volumes (MBbl) per day	15	11
Total sales	$41,222	$43,911
Average price without the impact of derivatives ($/Bbl)	$30.85	$44.18
Impact from settled derivatives ($/Bbl)	$0.92	$(7.02)
Average price, including settled derivatives ($/Bbl)	$31.77	$37.16

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	96,751	98,338
Natural gas equivalents (MMcfe) per day	1,052	1,069
Total sales	$545,922	$567,254
Average price without the impact of derivatives ($/Mcfe)	$5.64	$5.77
Impact from settled derivatives ($/Mcfe)	$(2.63)	$(2.27)
Average price, including settled derivatives ($/Mcfe)	$3.01	$3.50

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.14
Average taxes other than income ($/Mcfe)	$0.15	$0.14
Average transportation, gathering, processing and compression ($/Mcfe)	$0.99	$0.88
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.32	$1.16

Production and Pricing : Year ended, December 31, 2022

The following table summarizes production and related pricing for the year ended December 31, 2022, as compared to such data for the year ended December 31, 2021:

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021
Natural gas sales
Natural gas production volumes (MMcf)	322,366	208,641	124,279
Natural gas production volumes (MMcf) per day	883	915	907
Total sales	$1,998,452	$906,096	$344,390
Average price without the impact of derivatives ($/Mcf)	$6.20	$4.34	$2.77
Impact from settled derivatives ($/Mcf)	$(3.11)	$(1.44)	$(0.03)
Average price, including settled derivatives ($/Mcf)	$3.09	$2.90	$2.74

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,610	1,167	531
Oil and condensate production volumes (MBbl) per day	4	5	4
Total sales	$147,444	$81,347	$29,106
Average price without the impact of derivatives ($/Bbl)	$91.58	$69.71	$54.81
Impact from settled derivatives ($/Bbl)	$(24.32)	$(8.33)	$—
Average price, including settled derivatives ($/Bbl)	$67.26	$61.38	$54.81

NGL sales
NGL production volumes (MBbl)	4,483	2,658	1,211
NGL production volumes (MBbl) per day	12	12	9
Total sales	$184,963	$105,141	$36,780
Average price without the impact of derivatives ($/Bbl)	$41.26	$39.56	$30.37
Impact from settled derivatives ($/Bbl)	$(2.80)	$(4.88)	$—
Average price, including settled derivatives ($/Bbl)	$38.46	$34.68	$30.37

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	358,924	231,594	134,735
Natural gas equivalents (MMcfe) per day	983	1,016	983
Total sales	$2,330,859	$1,092,584	$410,276
Average price without the impact of derivatives ($/Mcfe)	$6.49	$4.72	$3.05
Impact from settled derivatives ($/Mcfe)	$(2.94)	$(1.39)	$(0.02)
Average price, including settled derivatives ($/Mcfe)	$3.55	$3.33	$3.03

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.14	$0.14
Average taxes other than income ($/Mcfe)	$0.17	$0.13	$0.09
Average transportation, gathering, processing and compression ($/Mcfe)	$1.00	$0.92	$1.20
Total lease operating expenses, midstream costs and taxes other than income ($/Mcfe)	$1.34	$1.19	$1.43

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Quarter ended, December 31, 2022

(In thousands, except per share data)

(Unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
REVENUES:
Natural gas sales	$468,554	$492,862
Oil and condensate sales	36,146	30,481
Natural gas liquid sales	41,222	43,911
Net gain on natural gas, oil and NGL derivatives	436,570	205,315
Total revenues	982,492	772,569
OPERATING EXPENSES:
Lease operating expenses	17,544	14,192
Taxes other than income	14,460	13,343
Transportation, gathering, processing and compression	95,468	86,202
Depreciation, depletion and amortization	78,456	65,978
General and administrative expenses	11,176	11,256
Accretion expense	689	500
Total operating expenses	217,793	191,471
INCOME FROM OPERATIONS	764,699	581,098
OTHER EXPENSE:
Interest expense	16,094	15,608
Loss on debt extinguishment	—	3,040
Other, net	37	5,070
Total other expense	16,131	23,718
INCOME BEFORE INCOME TAXES	748,568	557,380
Income tax benefit	—	(689)
NET INCOME	$748,568	$558,069
Dividends on Preferred Stock	(1,308)	(1,447)
Participating securities - Preferred Stock	(121,659)	(93,064)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$625,601	$463,558
NET INCOME PER COMMON SHARE:
Basic	$32.57	$22.50
Diluted	$32.35	$22.40
Weighted average common shares outstanding—Basic	19,208	20,599
Weighted average common shares outstanding—Diluted	19,366	20,715

Consolidated Statements of Income: Year ended, December 31, 2022

(In thousands, except per share data)

(Unaudited)

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021
REVENUES:
Natural gas sales	$1,998,452	$906,096	$344,390
Oil and condensate sales	147,444	81,347	29,106
Natural gas liquid sales	184,963	105,141	36,780
Net loss on natural gas, oil and NGL derivatives	(999,747)	(556,819)	(137,239)
Total revenues	1,331,112	535,765	273,037
OPERATING EXPENSES:
Lease operating expenses	64,790	32,172	19,524
Taxes other than income	60,139	30,243	12,349
Transportation, gathering, processing and compression	357,246	212,013	161,086
Depreciation, depletion and amortization	267,761	160,913	62,764
Impairment of oil and natural gas properties	—	117,813	—
Impairment of other property and equipment	—	—	14,568
General and administrative expenses	35,304	34,465	19,175
Restructuring and liability management expenses	—	2,858	—
Accretion expense	2,746	1,214	1,229
Total operating expenses	787,986	591,691	290,695
INCOME (LOSS) FROM OPERATIONS	543,126	(55,926)	(17,658)
OTHER EXPENSE (INCOME):
Interest expense	59,773	40,853	4,159
Loss on debt extinguishment	—	3,040	—
Loss from equity method investments, net	—	—	342
Reorganization items, net	—	—	(266,898)
Other, net	(11,348)	13,049	1,713
Total other expense	48,425	56,942	(260,684)
INCOME (LOSS) BEFORE INCOME TAXES	494,701	(112,868)	243,026
Income tax benefit	—	(39)	(7,968)
NET INCOME (LOSS)	$494,701	$(112,829)	$250,994
Dividends on Preferred Stock	(5,444)	(4,573)	—
Participating securities - Preferred Stock	(76,401)	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$412,856	$(117,402)	$250,994
NET INCOME (LOSS) PER COMMON SHARE:
Basic	$20.45	$(5.71)	$1.56
Diluted	$20.32	$(5.71)	$1.56
Weighted average common shares outstanding—Basic	20,185	20,545	160,834
Weighted average common shares outstanding—Diluted	20,347	20,545	160,834

Consolidated Balance Sheets

(In thousands, except share data)

	Successor
	December 31, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$7,259	$3,260
Accounts receivable—oil, natural gas, and natural gas liquids sales	278,404	232,854
Accounts receivable—joint interest and other	21,478	20,383
Prepaid expenses and other current assets	7,621	12,359
Short-term derivative instruments	87,508	4,695
Total current assets	402,270	273,551
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	2,418,666	1,917,833
Unproved properties	178,472	211,007
Other property and equipment	6,363	5,329
Total property and equipment	2,603,501	2,134,169
Less: accumulated depletion, depreciation, amortization and impairment	(545,771)	(278,341)
Total property and equipment, net	2,057,730	1,855,828
Other assets:
Long-term derivative instruments	26,525	18,664
Operating lease assets	26,713	322
Other assets	21,241	19,867
Total other assets	74,479	38,853
Total assets	$2,534,479	$2,168,232

Consolidated Balance Sheets

(In thousands, except share data)

	Successor
	December 31, 2022	December 31, 2021
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$437,384	$394,011
Short-term derivative instruments	343,522	240,735
Current portion of operating lease liabilities	12,414	182
Total current liabilities	793,320	634,928
Non-current liabilities:
Long-term derivative instruments	118,404	184,580
Asset retirement obligation	33,171	28,264
Non-current operating lease liabilities	14,299	140
Long-term debt, net of current maturities	694,155	712,946
Total non-current liabilities	860,029	925,930
Total liabilities	$1,653,349	$1,560,858
Commitments and contingencies
Mezzanine Equity:
Preferred Stock - $0.0001 par value, 110.0 thousand shares authorized, 52.3 thousand issued and outstanding at December 31, 2022, and 57.9 thousand issued and outstanding at December 31, 2021	52,295	57,896
Stockholders’ equity:
Common Stock - $0.0001 par value, 42.0 million shares authorized, 19.1 million issued and outstanding at December 31, 2022, and 20.6 million issued and outstanding at December 31, 2021	2	2
Additional paid-in capital	449,243	692,521
Common Stock held in reserve, 62 thousand shares at December 31, 2022, and 938 thousand shares at December 31, 2021	(1,996)	(30,216)
Retained earnings (accumulated deficit)	381,872	(112,829)
Treasury stock, at cost - 3.9 thousand shares at December 31, 2022, and no shares at December 31, 2021	(286)	—
Total stockholders’ equity	$828,835	$549,478
Total liabilities, mezzanine equity and stockholders’ equity	$2,534,479	$2,168,232

Consolidated Statement of Cash Flows: Quarter ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
Cash flows from operating activities:
Net income	$748,568	$558,069
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	78,456	65,978
Loss on debt extinguishment	—	3,040
Net gain on derivative instruments	(436,570)	(205,315)
Net cash payments on settled derivative instruments	(254,394)	(223,283)
Other, net	2,948	1,643
Changes in operating assets and liabilities, net	48,987	(71,784)
Net cash provided by operating activities	$187,995	$128,348
Cash flows from investing activities:
Additions to oil and natural gas properties	$(128,786)	$(87,807)
Proceeds from sale of oil and natural gas properties	150	3,739
Other, net	(339)	107
Net cash used in investing activities	$(128,975)	$(83,961)
Cash flows from financing activities:
Principal payments on Credit Facility	$(570,000)	$(477,000)
Borrowings on Credit Facility	536,000	641,000
Borrowings on exit credit facility	—	99,422
Principal payments on exit credit facility	—	(300,028)
Debt issuance costs and loan commitment fees	(23)	(7,558)
Dividends on preferred stock	(1,308)	(1,448)
Repurchase of common stock under Repurchase Program	(24,691)	—
Other, net	(26)	—
Net cash used in financing activities	$(60,048)	$(45,612)
Net decrease in cash, cash equivalents and restricted cash	$(1,028)	$(1,225)
Cash, cash equivalents and restricted cash at beginning of period	$8,287	$4,485
Cash, cash equivalents and restricted cash at end of period	$7,259	$3,260

Consolidated Statement of Cash Flows: Year ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021
Cash flows from operating activities:
Net income (loss)	$494,701	$(112,829)	$250,994
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	267,761	160,913	62,764
Impairment of oil and natural gas properties	—	117,813	—
Impairment of other property and equipment	—	—	14,568
Loss from equity investments	—	—	342
Loss on debt extinguishment	—	3,040	—
Net loss on derivative instruments	999,747	556,819	137,239
Net cash payments on settled derivative instruments	(1,053,810)	(322,857)	(3,361)
Non-cash reorganization items, net	—	—	(446,012)
Other, net	11,251	3,130	1,727
Changes in operating assets and liabilities, net	19,427	(113,044)	153,894
Net cash provided by operating activities	$739,077	$292,985	$172,155
Cash flows from investing activities:
Additions to oil and natural gas properties	$(460,780)	$(207,113)	$(102,330)
Proceeds from sale of oil and natural gas properties	3,360	4,339	15
Other, net	(875)	2,669	4,484
Net cash used in investing activities	$(458,295)	$(200,105)	$(97,831)
Cash flows from financing activities:
Principal payments on Pre-Petition Revolving Credit Facility	$—	$—	$(318,961)
Borrowings on Pre-Petition Revolving Credit Facility	—	—	26,050
Borrowings on Exit Credit Facility	—	406,277	302,751
Principal payments on Exit Credit Facility	—	(709,028)	—
Principal payments on DIP credit facility	—	—	(157,500)
Principal payments on Credit Facility	(2,082,000)	(477,000)	—
Borrowings on Credit Facility	2,063,000	641,000	—
Debt issuance costs and loan commitment fees	(234)	(8,783)	(7,100)
Dividends on Preferred Stock	(5,444)	(1,503)	—
Proceeds from issuance of Preferred Stock	—	—	50,000
Repurchase of Common Stock under Repurchase Program	(250,482)	—	—
Other, net	(1,623)	—	(8)
Net cash used in in financing activities	$(276,783)	$(149,037)	$(104,768)
Net increase (decrease) in cash, cash equivalents and restricted cash	$3,999	$(56,157)	$(30,444)
Cash, cash equivalents and restricted cash at beginning of period	$3,260	$59,417	$89,861
Cash, cash equivalents and restricted cash at end of period	$7,259	$3,260	$59,417

2023E Guidance

Gulfport’s 2023 guidance assumes commodity strip prices as of February 13, 2023, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2023
	Low	High
Production
Average daily gas equivalent (MMcfepd)	1,000	1,040
% Gas	~90%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	40%	45%
Oil (differential to NYMEX WTI) ($/Bbl)	$(3.00)	$(4.00)

Operating costs
Lease operating expense ($/Mcfe)	$0.16	$0.18
Taxes other than income ($/Mcfe)	$0.10	$0.12
Transportation, gathering, processing and compression ($/Mcfe)	$0.95	$0.99
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
	(in millions)
Capital expenditures (incurred)
D&C	$375	$400
Leasehold and land	$50	$75
Total	$425	$475

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.

(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are included in these supplemental financial tables.

Derivatives

The below details Gulfport’s hedging positions as of February 28, 2023.

	1Q2023	2Q2023	3Q2023	4Q2023	Full Year 2023	Full Year 2024	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	260	180	200	280	230	205	—
Weighted Average Price ($/MMBtu)	$4.66	$3.98	$3.93	$4.36	$4.28	$4.34	$—

Fixed Price Collars
Volume (BBtupd)	285	285	285	285	285	150	—
Weighted Average Floor Price ($/MMBtu)	$2.93	$2.93	$2.93	$2.93	$2.93	$3.47	$—
Weighted Average Ceiling Price ($/MMBtu)	$4.78	$4.78	$4.78	$4.78	$4.78	$5.71	$—

Fixed Price Calls Sold
Volume (BBtupd)	408	408	408	408	408	202	193
Weighted Average Price ($/MMBtu)	$3.01	$3.21	$3.21	$3.21	$3.16	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	87	130	130	130	119	—	—
Differential ($/MMBtu)	$(0.22)	$(0.22)	$(0.22)	$(0.22)	$(0.22)	$—	$—

Tetco M2 Basis
Volume (BBtupd)	64	120	140	140	116	10	—
Differential ($/MMBtu)	$(0.93)	$(0.89)	$(0.91)	$(0.91)	$(0.91)	$(1.03)	$—

NGPL TX OK Basis
Volume (BBtupd)	40	70	70	70	63	—	—
Differential ($/MMBtu)	$(0.37)	$(0.36)	$(0.36)	$(0.36)	$(0.36)	$—	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$74.47	$74.47	$74.47	$74.47	$74.47	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	3,000	3,000	3,000	—	—
Weighted Average Price ($/Bbl)	$38.07	$38.07	$38.07	$38.07	$38.07	$—	$—

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tool to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to income (loss) before income taxes less reorganization items, non-cash derivative loss (gain), impairments of oil and gas properties, contractual charges on midstream disputes, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, restructuring and liability management expenses, stock-based compensation expenses, loss on debt extinguishment, loss from equity method investments and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax, depreciation, depletion and amortization, and impairment of oil and gas properties, property and equipment, accretion. reorganization items, non-cash derivative loss (gain), contractual charges on midstream disputes, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, restructuring and liability management expenses, stock-based compensation, loss (gain) on debt extinguishment, loss from equity method investments and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by (used in) operating activities but excluded from adjusted EBITDA less interest expense, capital expenses incurred and capital expenditures incurred. Gulfport includes a adjusted free cash flow estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i) (B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2023. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i) (B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Quarter ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021

Pre-Tax Net Income (GAAP)	$748,568	$557,380

Adjustments:
Non-cash derivative gain	(690,964)	(428,598)
Non-recurring general and administrative expense	1,479	4,758
Stock-based compensation expense	1,566	1,145
Loss on debt extinguishment	—	3,040
Other, net(1)	37	5,070
Adjusted Net Income (Non-GAAP)	$60,686	$142,795

(1)	For the three months ended December 31, 2021, “Other, net” included approximately $5.8 million expense related to increases in our legal contingency reserve.

Adjusted Net Income: Year ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021

Pre-Tax Net Income (Loss) (GAAP)	$494,701	$(112,868)	$243,026

Adjustments:
Reorganization items, net	—	—	(266,898)
Non-cash derivative (gain) loss	(54,063)	233,962	133,878
Impairments	—	117,813	—
Contractual charges on midstream disputes	—	—	30,351
Non-recurring general and administrative expense	3,152	18,357	8,923
Restructuring and liability management expenses	—	2,858	—
Stock-based compensation expense	5,723	2,044	1,165
Loss on debt extinguishment	—	3,040	—
Loss from equity method investments	—	—	342
Other, net(1)(2)	(11,348)	13,049	2,044
Adjusted Net Income (Non-GAAP)	$438,165	$278,255	$152,831

(1)	For the year ended December 31, 2022, “Other, net” included $11.5 million related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	For the period from May 18, 2021 through December 31, 2021, “Other, net” included approximately $9.9 million expense related to increases in our legal contingency reserve.

Adjusted EBITDA: Quarter ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021

Net Income (GAAP)	$748,568	$558,069

Adjustments:
Interest expense	16,094	15,608
Income tax benefit	—	(689)
DD&A and accretion	79,145	66,478
Non-cash derivative gain	(690,964)	(428,598)
Non-recurring general and administrative expenses	1,479	4,758
Stock-based compensation expense	1,566	1,145
Loss on debt extinguishment	—	3,040
Other, net(1)	37	5,070
Adjusted EBITDA (Non-GAAP)	$155,925	$224,881

(1)	For the three months ended December 31, 2021, “Other, net” included approximately $5.8 million expense related to increases in our legal contingency reserve.

Adjusted EBITDA: Year ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021

Net Income (Loss) (GAAP)	$494,701	$(112,829)	$250,994

Adjustments:
Interest expense	59,773	40,853	4,159
Income tax benefit	—	(39)	(7,968)
DD&A, impairment, and accretion	270,507	279,940	78,561
Reorganization items, net	—	—	(266,898)
Non-cash derivative (gain) loss	(54,063)	233,962	133,878
Contractual charges on midstream disputes	—	—	30,351
Non-recurring general and administrative expenses	3,152	18,357	8,923
Restructuring and liability management expenses	—	2,858	—
Stock-based compensation expense	5,723	2,044	1,165
Loss on debt extinguishment	—	3,040	—
Loss from equity method investments	—	—	342
Other, net(1)(2)	(11,348)	13,049	2,044
Adjusted EBITDA (Non-GAAP)	$768,445	$481,235	$235,551

(1)	For the year ended December 31, 2022, “Other, net” included $11.5 million related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	For the period from May 18, 2021 through December 31, 2021, “Other, net” included approximately $9.9 million expense related to increases in our legal contingency reserve.

Adjusted Free Cash Flow: Quarter ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021

Net cash provided by operating activity (GAAP)	$187,995	$128,348
Adjustments:
Interest expense	16,094	15,608
Current income tax benefit	—	(689)
Non-recurring general and administrative expenses	1,479	4,758
Other, net(1)	(656)	5,072
Changes in operating assets and liabilities:
(Decrease) increase in accounts receivable - oil, natural gas, and natural gas liquids sales	(39,124)	46,913
(Decrease) increase in accounts receivable - joint interest and other	(13,852)	10,714
Decrease in accounts payable and accrued liabilities	5,769	24,009
Decrease in prepaid expenses	(1,802)	(6,328)
Increase (decrease) in other assets	22	(3,524)
Total changes in operating assets and liabilities	$(48,987)	$71,784
Adjusted EBITDA (Non-GAAP)	$155,925	$224,881
Interest expense	(16,094)	(15,608)
Capitalized expenses incurred(2)	(4,722)	(3,937)
Capital expenditures incurred(3)	(101,918)	(71,458)
Adjusted free cash flow (Non-GAAP)	$33,191	$133,878

(1)	For the three months ended December 31, 2021, “Other, net” included approximately $5.8 million expense related to increases in our legal contingency reserve.

(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Adjusted Free Cash Flow: Year ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor		Predecessor
	Year Ended December 31, 2022	Period from May 18, 2021 through December 31, 2021	Period from January 1, 2021 through May 17, 2021

Net cash provided by operating activity (GAAP)	$739,077	$292,985	$172,155
Adjustments:
Interest expense	59,773	40,853	4,159
Current income tax benefit	—	(39)	(7,968)
Cash reorganization items, net	—	—	179,114
Non-recurring general and administrative expenses	3,152	18,357	8,923
Restructuring and liability management expenses	—	2,858	—
Contractual charges on midstream disputes	—	—	30,351
Other, net(1)(2)	(14,130)	13,176	2,711
Changes in operating assets and liabilities:
Increase in accounts receivable - oil, natural gas, and natural gas liquids sales	45,550	52,143	60,832
Increase in accounts receivable - joint interest and other	1,095	5,178	3,005
(Increase) decrease in accounts payable and accrued liabilities	(59,879)	72,912	(79,193)
Decrease in prepaid expenses	(4,863)	(13,559)	(135,471)
Decrease in other assets	(1,330)	(3,630)	(3,067)
Total changes in operating assets and liabilities	(19,427)	113,044	(153,894)
Adjusted EBITDA (Non-GAAP)	$768,445	$481,234	$235,551
Interest expense	(59,773)	(40,853)	(4,159)
Capitalized expenses incurred(3)	(17,208)	(9,820)	(8,020)
Capital expenditures incurred(4)	(450,879)	(184,488)	(108,408)
Adjusted free cash flow (Non-GAAP)	$240,585	$246,073	$114,964

(1)	For the year ended December 31, 2022, “Other, net” included $11.5 million related to our initial claim distribution from our Chapter 11 Plan of Reorganization. The distribution is more fully described in Note 19 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	For the period from May 18, 2021 through December 31, 2021, “Other, net” included approximately $9.9 million expense related to increases in our legal contingency reserve.

(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.

(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.

Recurring General and Administrative Expenses:

Quarter ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor
	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$9,611	$1,565	$11,176	$10,111	$1,145	$11,256
Capitalized general and administrative expense	4,722	807	5,529	3,856	617	4,473
Non-recurring general and administrative expense	(1,479)	—	(1,479)	(4,758)	—	(4,758)
Recurring general and administrative before capitalization (Non-GAAP)	$12,854	$2,372	$15,226	$9,209	$1,762	$10,971

Recurring General and Administrative Expenses:

Year ended, December 31, 2022

(In thousands)

(Unaudited)

	Successor						Predecessor
	Year Ended December 31, 2022			Period from May 18, 2021 through December 31, 2021			Period from January 1, 2021 through May 17, 2021
	Cash	Non-Cash	Total	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$29,582	$5,722	$35,304	$32,421	$2,044	$34,465	$18,002	$1,173	$19,175
Capitalized general and administrative expense	17,208	2,949	20,157	9,623	1,101	10,724	7,097	922	8,019
Non-recurring general and administrative expense	(3,152)	—	(3,152)	(18,357)	—	(18,357)	(8,923)	—	(8,923)
Recurring general and administrative before capitalization (Non-GAAP)	$43,638	$8,671	$52,309	$23,687	$3,145	$26,832	$16,176	$2,095	$18,271